UNITED STATES SECURITIES AND EXCHANGE COMMISSION



                      Washington, D.C.  20549



                              FORM 8-K


                           CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                         November 22, 1995




                      Mallinckrodt Group Inc.
       (Exact name of registrant as specified in its charter)




           New York                1-483              36-1263901
(State or other jurisdiction    (Commission       (I.R.S. Employer
       of incorporation)         File Number)    Identification No.)


7733 Forsyth Boulevard, St. Louis, MO                 63105-1820
(Address of principal executive offices)              (ZIP Code)


Registrant's telephone number,                      (314) 854-5200
     including area code

Item 5.  Other Events

Following are the Mallinckrodt Group Inc. fiscal 1995 and 1994 income statements as restated for the sale of the Feed Ingredients business.

MALLINCKRODT GROUP INC.
RESTATED INCOME STATEMENT ($ IN MILLIONS)

                                        Fiscal 1995
                          -------------------------------------    Fiscal
                           Qtr 1     Qtr 2     Qtr 3     Qtr 4      1995
                          -------   -------   -------   -------   --------
NET SALES
  Mallinckrodt Chemical   $110.7    $121.8    $159.2    $185.1    $  576.8
  Mallinckrodt Medical     229.8     240.4     255.5     286.1     1,011.8
  Mallinckrodt Veterinary  108.3     109.3     114.6     122.7       454.9
  Intersegment Sales         (.2)                (.1)                  (.3)
                          -------   -------   -------   -------   ---------
                          $448.6    $471.5    $529.2    $593.9    $2,043.2
                          =======   =======   =======   =======   =========

OPERATING EARNINGS
  Mallinckrodt Chemical   $  6.6    $ 15.2    $ 20.3    $ 26.4    $   68.5
  Mallinckrodt Medical      50.9      51.4      57.6      68.3       228.2
  Mallinckrodt Veterinary    4.2       5.8       8.4      10.3        28.7
  Corporate                 (6.2)     (7.4)     (6.6)     (8.5)      (28.7)
                          -------   -------   -------   -------   ---------
                          $ 55.5    $ 65.0    $ 79.7    $ 96.5    $  296.7
                          =======   =======   =======   =======   =========

Net Sales                 $448.6    $471.5    $529.2    $593.9    $2,043.2

Operating costs and
  expenses:
  Cost of goods sold       248.3     250.0     286.9     317.6     1,102.8
  Selling, administrative
    and general expense    123.7     133.8     138.3     157.0       552.8
  Research and
    development expense     23.2      24.5      23.6      26.5        97.8
  Other operating (income)
    expense, net            (2.1)     (1.8)       .7      (3.7)       (6.9)
                          -------   -------   -------   -------   ---------
                           393.1     406.5     449.5     497.4     1,746.5
                          -------   -------   -------   -------   ---------
Operating earnings          55.5      65.0      79.7      96.5       296.7
Equity in pre-tax earnings
  of joint venture           6.1       4.1       6.3       8.8        25.3
Interest and other non-
  operating expense, net     (.3)      (.5)      (.2)     (3.3)       (4.3)
Interest expense           (12.0)    (11.8)    (17.7)    (14.0)      (55.5)
                          -------   -------   -------   -------   ---------
Earnings from continuing
  operations before
  income taxes              49.3      56.8      68.1      88.0       262.2
Income tax provision        18.8      21.5      25.0      33.0        98.3
                          -------   -------   -------   -------   ---------
Earnings from
  continuing operations     30.5      35.3      43.1      55.0       163.9
Discontinued operations      3.4       4.5       3.9       4.6        16.4
                          -------   -------   -------   -------   ---------
Net earnings                33.9      39.8      47.0      59.6       180.3
Preferred stock dividends    (.1)      (.1)      (.1)      (.1)        (.4)
                          -------   -------   -------   -------   ---------
Available for common
  shareholders            $ 33.8    $ 39.7    $ 46.9    $ 59.5    $  179.9
                          =======   =======   =======   =======   =========
Earnings Per Common Share
  Continuing operations    $.40      $.45      $.56      $.70      $2.11
  Discontinued operations   .04       .06       .05       .06        .21
                          -------   -------   -------   -------   ---------
  Net earnings             $.44      $.51      $.61      $.76      $2.32
                          =======   =======   =======   =======   =========

MALLINCKRODT GROUP INC.
RESTATED INCOME STATEMENT ($ IN MILLIONS)

                                        Fiscal 1994
                          -------------------------------------    Fiscal
                           Qtr 1     Qtr 2     Qtr 3     Qtr 4      1994
                          -------   -------   -------   -------   --------
NET SALES
  Mallinckrodt Chemical   $102.5    $101.6    $111.3    $121.5    $  436.9
  Mallinckrodt Medical     200.9     225.5     222.7     263.2       912.3
  Mallinckrodt Veterinary  103.5      95.9     111.4     118.7       429.5
  Intersegment Sales         (.7)                          (.1)        (.8)
                          -------   -------   -------   -------   ---------
                          $406.2    $423.0    $445.4    $503.3    $1,777.9
                          =======   =======   =======   =======   =========

OPERATING EARNINGS (LOSS)
  Mallinckrodt Chemical   $  8.0    $ 11.4    $ 17.6    $ 24.7    $   61.7
  Mallinckrodt Medical      46.7      47.5      47.3     (12.6)      128.9
  Mallinckrodt Veterinary    5.9       2.8       7.7     (15.4)        1.0
  Corporate                 (7.7)     (5.8)     (7.6)     (9.1)      (30.2)
  Eliminations                .1                                        .1
                          -------   -------   -------   -------   ---------
                          $ 53.0    $ 55.9    $ 65.0    $(12.4)   $  161.5
                          =======   =======   =======   =======   =========

Net Sales                 $406.2    $423.0    $445.4    $503.3    $1,777.9

Operating costs and
  expenses:
  Cost of goods sold       217.7     224.3     229.9     260.0       931.9
  Selling, administrative
    and general expense    115.6     119.4     126.0     135.7       496.7
  Research and
    development expense     21.1      23.2      24.1      26.9        95.3
  Restructuring charge                                    93.9        93.9
  Other operating (income)
    expense, net            (1.2)       .2        .4       (.8)       (1.4)
                          -------   -------   -------   -------   ---------
                           353.2     367.1     380.4     515.7     1,616.4
                          -------   -------   -------   -------   ---------
Operating earnings (loss)   53.0      55.9      65.0     (12.4)      161.5
Equity in pre-tax earnings
  of joint venture           3.8       3.2       4.8       6.7        18.5
Interest and other non-
  operating income
  (expense), net             (.6)       .4        .8      (1.0)        (.4)
Interest expense            (8.6)     (9.5)    (10.4)    (11.5)      (40.0)
                          -------   -------   -------   -------   ---------
Earnings (loss) from
  continuing operations
  before income taxes       47.6      50.0      60.2     (18.2)      139.6
Income tax provision
  (benefit)                 17.1      19.5      21.9      (6.8)       51.7
                          -------   -------   -------   -------   ---------
Earnings (loss) from
  continuing operations     30.5      30.5      38.3     (11.4)       87.9
Discontinued operations      4.0       5.5       4.0       2.4        15.9
                          -------   -------   -------   -------   ---------
Net earnings (loss)         34.5      36.0      42.3      (9.0)      103.8
Preferred stock dividends    (.1)      (.1)      (.1)      (.1)        (.4)
                          -------   -------   -------   -------   ---------
Available for common
  shareholders            $ 34.4    $ 35.9    $ 42.2    $ (9.1)   $  103.4
                          =======   =======   =======   =======   =========
Earnings (Loss) Per
  Common Share
  Continuing operations    $.39      $.39      $.49      $(.15)     $1.13
  Discontinued operations   .05       .07       .05        .03        .20
                          -------   -------   -------   -------   ---------
  Net earnings (loss)      $.44      $.46      $.54      $(.12)     $1.33
                          =======   =======   =======   =======   =========


MALLINCKRODT GROUP INC.



ROGER A. KELLER
Vice President, Secretary
  and General Counsel

DATE:  November 22, 1995